UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

Proxy Statement pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CUI Global, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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20050 SW 112th Avenue

Tualatin, Oregon 97062

October 1, 2014

Dear Stockholders:

We are pleased to invite you to attend our 2014 Annual Meeting of Stockholders to be held on November 24, 2014 at 3:30 pm EST at NASDAQ MarketSite, 4 Times Square, Corner of 43rd and Broadway, New York, NY 10036. The Board of Directors has fixed the close of business on September 16, 2014 as the record date for the determination of Stockholders entitled to receive notice of, and to vote at, the 2014 Annual Meeting. For your convenience, we are also pleased to offer a live webcast of our 2014 Annual Meeting to allow you to view the meeting on the Investor Relations section of our web site at www.cuiglobal.com.

Details of the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail and in this proxy statement. We have also made available with this proxy statement a copy of our 2013 Annual Report to Stockholders and our most recent quarterly report. We encourage you to read our reports that include our audited financial statements and provide information about our business and products.

In addition to the proxy statement and the 2013 Annual Report, you might also review our recent press releases, which demonstrate the exciting and successful year we have had thus far in 2014. Among our many accomplishments:

•	The company was added to the prestigious Russell 2000 Index.
•	National Grid adopted our revolutionary Integrated Remote Information System (IRIS®) based on GE’s PAC8000 platform, which resulted in a joint release by the company and GE’s Intelligent Platforms Group.
•	Our wholly owned subsidiary, Orbital Gas Systems Ltd. (Orbital), became a primary distributor/representative for Yokogawa (UK) Ltd. in both the UK and parts of Europe.
•	Orbital signed exclusive distribution agreements with Benchmark Instrumentation & Analytical Services, Inc., a Canadian natural gas equipment distribution company, for distribution of our GasPT, GasPTi and VE Technology in Canada and with Ives Equipment Corporation out of Philadelphia for distribution of the same products into the Northeastern United States.
•	Our proprietary VE® Technology was adopted as “best practices” by British and European natural gas transmission companies.
•	Our wholly owned subsidiary, CUI INC. (CUI), introduced its next-generation intermediate bus converter based on its proprietary Solus® Power Topology at APEC.
•	CUI strengthened its relationship with market-partner Ericsson and released a new family of digital point of load dc-dc modules that set performance benchmarks in efficiency, power density, and transient response.
•	We engaged the services of Perkins & Co. of the BDO Seidman Alliance for our 2014 audit, tax and Sox 404 accounting and Independent Auditor work. Perkins & Co. fulfills our requirement of audit, tax, SEC, Sox 404 and international experience, as well as, having office locations in Portland, Oregon and Manchester/Birmingham, United Kingdom.

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•	We received certification from the American Bureau of Shipping for use of our GasPT technology offshore and in the marine industry, specifically, for use aboard natural gas tankers.
•	Reported our first quarter Revenue was up 68% to $16.9 million from $10.1 million as well as Gross Profit margin was 41%, as compared to 39% for the first quarter of last year.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. Our management is constantly focused on improving the ways people connect with information and believes that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our 2014 Annual Meeting. If you want more information about the 2014 Annual Meeting, please see the Questions and Answers section of the proxy statement under the heading General Information or visit the Stockholders Meeting section of our Investor Relations website.

Your vote is important. Whether or not you plan to attend the 2014 Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy card. Please review the instructions on each of your voting options described in the proxy statement as well as in the Notice you received in the mail.

Thank you for your ongoing support of CUI Global. We look forward to seeing you at our 2014 Annual Meeting.

Sincerely,

William J. Clough
President/Chief Executive Officer

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Annual Meeting of Stockholders

To: The Stockholders of CUI Global, Inc.

We will hold our Annual Meeting of Stockholders at 3:30 pm EST on November 24, 2014 at NASDAQ MarketSite, 4 Times Square, Corner of 43rd and Broadway, New York, NY 10036 (the “Annual Meeting”) for the following purposes:

1.	Election of seven directors to hold office until the 2015 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
2.	Ratification of the appointment of Perkins & Co. of the BDO Seidman Alliance as the Company’s Independent Auditor for the year ending December 31, 2014;
3.	Advisory approval of the company’s executive compensation (Say-on-Pay);

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on September 16, 2014 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the company, 20050 SW 112th Avenue, Tualatin, Oregon 97062.

Your vote is very important. All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Annual Meeting beginning on page 1 of the proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

To assure your representation at the Annual Meeting of Stockholders, we ask that you vote as promptly as possible. Your stock will be voted in accordance with the instructions you provide in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Annual Meeting.

By Order of the Board of Directors

/s/ Matthew M. McKenzie
Corporate Secretary

Tualatin, Oregon

October 1, 2014

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Proxy Statement

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CUI Global, Inc. (the “Company") for use at the Annual Meeting of Stockholders to be held on Monday, November 24, 2014 at 3:30 pm EST at NASDAQ MarketSite, 4 Times Square, Corner of 43rd and Broadway, New York, NY 10036 and for any postponements or adjournments thereof. Please vote your shares of CUI Global, Inc. common stock. Your vote at the Annual Meeting is important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Annual Meeting beginning below in this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. The Proxy Statement and the accompanying materials are being made available to the stockholders on or about October 10, 2014.

WE URGE YOU TO VOTE AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (WHICH WILL BE MADE AVAILABLE TO YOU SEPARATELY) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

General Information about the Annual Meeting

Q: Why am I receiving these materials?

A: Our Board of Directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the CUI Global Annual Meeting of Stockholders, which will take place on Monday, November 24, 2014 at 3:30 pm EST at NASDAQ MarketSite, 4 Times Square, Corner of 43rd and Broadway, New York, NY 10036. As a stockholder, you are invited to attend the Annual Meeting and you are requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation award process of our directors and most highly paid executive officers, corporate governance and information on our Board of Directors and certain other required information.

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Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our 2013 Annual Report on Form 10-K/A, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces environmental impact as well as our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials and the Annual Report to Stockholders to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the Annual Report to Stockholders, stockholders may telephone, write or email us as follows: (503) 612-2300; 20050 SW 112th Avenue, Tualatin, Oregon 97062; investors@CUIGlobal.com.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q: How do I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on our internet website, www.CUIGlobal.com and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact on the environment of printing and mailing these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Is the Annual Meeting going to be webcast?

A: For your convenience, we are pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our web site at www.CUIGlobal.com.

Q: Can I participate in the question-and-answer portion of the Annual Meeting without attending the Annual Meeting?

A: No. The live webcast will be only visual and audio; there will be no opportunity to participate in the question-and-answer portion of the Annual Meeting unless you are present at the meeting.

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Q: What items of business will be voted on at the 2014 Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of seven directors to hold office until the 2015 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
•	Ratification of the appointment of Perkins & Co. of the BDO Seidman Alliance as the Company’s Independent Auditor for the year ending December 31, 2013;
•	Advisory approval of the company’s executive compensation (Say-on-Pay).

We will also consider any other business that properly comes before the Annual Meeting.

Q: How can I vote my shares in person at the Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q: How shall I sign my name on the proxy card?

A: The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to CUI Global in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
•	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.
•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

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Q: May I change my vote?

A: You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to CUI Global’s Corporate Secretary at CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062 prior to your shares being voted or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CUI Global or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to CUI Global management.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum. Each share of common stock is entitled to one vote. As of the Record Date for this Annual Meeting, 20,742,481 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as “Voting Shares.”

Q: What shares can I vote?

A: Each share of CUI Global common stock issued and outstanding as of the close of business on the Record Date for the Annual Meeting is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including: (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share held as of the Record Date.

Q: What is the Record Date?

A: Record Date, in the context of voting at the Annual Meeting, is the date on which our stock ledger is closed for the purpose of determining which shareholders officially own voting shares in order to be entitled to vote at the Annual Meeting. The Record Date for the 2014 Annual Meeting of Shareholders is September 16, 2014.

Q: How may I vote?

A: Regarding the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

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Regarding:

•	Ratification of the appointment of Perkins & Co. of the BDO Seidman Alliance as the Company’s Independent Auditor for the year ending December 31, 2013,
•	Advisory approval of the company’s executive compensation (Say-on-Pay),

You may vote “FOR” or “AGAINST” or “ABSTAIN” on these proposals.

Q: What vote is required to approve each item?

A: Election of Directors

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the election of each director, A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated or the other items to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominee for director.

A: Ratification of Perkins & Co. of the BDO Seidman Alliance as our independent registered public accounting firm.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Perkins & Co. of the BDO Seidman Alliance as our independent registered public accounting firm. A properly executed proxy marked “ABSTAIN” with regard to this issue will not be voted with respect to the item to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” these issues.

A: Advisory vote on the approval of the company’s executive compensation (Say-on-Pay)

While we intend to carefully consider the voting results of this proposal, in accord with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the final vote is advisory in nature, therefore, not binding on us, our board or the Compensation Committee. Our executive compensation will be approved, on an advisory basis, if the votes cast by shareholders in favor of advisory approval exceed those votes cast in opposition of advisory approval.

A properly executed proxy marked “ABSTAIN” with regard to this issue will be counted for purposes of determining whether there is a quorum.

Q: What is the effect of the proposal to ratify the Audit Committee’s appointment of Perkins & Co. of the BDO Seidman Alliance as our independent registered public accounting firm?

A: Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of our Board of Directors to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board of Directors has elected to submit the selection of Perkins & Co. of the BDO Seidman Alliance as our independent registered public accounting firm to stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Perkins & Co. of the BDO Seidman Alliance, and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered public accounting firm at any time during the year.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

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Q: What is cumulative voting?

A: A system of voting in which each voter is given as many votes as there are positions to be filled and allowed to cast those votes for one candidate or distribute them in any way among the candidates.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than:

1.	Election of seven directors to hold office until the 2015 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
2.	Ratification of the appointment of Perkins & Co. of the BDO Seidman Alliance as the Company’s Independent Auditor for the year ending December 31, 2014;
3.	Advisory approval of the company’s executive compensation (Say-on-Pay);

As described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy, the persons named as proxy will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Many CUI Global stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by CUI Global. As the stockholder of record, you have the right to grant your voting proxy directly to CUI Global or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, CUI Global has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

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If you hold your shares in "street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: CUI Global will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Annual Meeting?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in a press release shortly after the meeting. We also plan to disclose the vote results on our website at www.CUIGlobal.com as soon as possible after the Annual Meeting.

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Proposals to be Considered

PROPOSAL I

Election of Directors

Issued and outstanding shares of our Common Stock are entitled to one vote per share for each Director for a one year term or until his successor has been elected and qualified or his earlier resignation or removal. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. The nominees have consented to serve as director if elected. If any nominee becomes unavailable for election before the Annual Meeting of Shareholders, the Board of Directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information about Director Nominees

Board of Directors Independence

The board of directors has determined that each of the director nominees standing for election has no relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, several of the director nominees standing for election is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market (“NASDAQ”). In determining the independence of our directors, the board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Rules of The NASDAQ Stock Market. In determining the independence of our directors, the board of directors considered all transactions in which CUI Global and any director had any interest, including those discussed below under “Certain Relationships and Related Transactions.”

William J. Clough, Esq., President/Chief Executive Offıcer, Director and General Counsel of CUI Global, Inc., Chief Executive Officer of CUI, Inc. and Chief Executive Officer of Orbital Gas Systems, Ltd.

Mr. Clough was elected at the 2006 Annual Meeting of Shareholders to serve a two year term on the Board of Directors. Mr. Clough continues to serve on the Board of Directors and was reelected at the 2012 Annual Meeting of Shareholders to serve a fourth two year term.

Mr. Clough was appointed President and Chief Executive Officer of CUI Global, Inc. September 13, 2007 at which time Mr. Clough stepped down as Executive Vice President of Corporate Development. Effective May 16, 2008, CUI Global, Inc. formed a wholly owned subsidiary, Waytronx Holdings, Inc., to acquire the assets of CUI, Inc. Along with this acquisition Mr. Clough was appointed Chief Executive Officer of Waytronx Holdings, Inc. (now renamed to CUI, Inc.). Mr. Clough was a police officer for 16 years, working at the local, state and federal levels as a Federal Air Marshall in Southern Europe and the Middle East, in 1985 and 1986. Mr. Clough received his Juris Doctorate, cum laude, from the University of California, Hastings College of the Law in 1990. He is certified to practice law in state and federal courts in California, Illinois, Hawaii and before the United States Supreme Court.

During late 2011 into early 2012, along with Company CFO, Daniel Ford, Mr. Clough led the efforts to complete a successful equity raise; coupled with a re-structuring of the Company’s Capital Structure and up-listing the Company to the NASDAQ Capital Market in February 2012.

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Thomas A. Price, Director

Mr. Price was elected to serve as a director at the 2008 Annual Meeting of Shareholders and continues to serve on the Board of Directors and was reelected at the 2013 Annual Meeting of Shareholders to serve a one year term.

Mr. Price has nearly 50 years of business and operational management experience.  He was the founder of Tom Price Dealership Group and later a co-founder of FirstAmerica Automotive, a leading auto dealership group with 29 franchises throughout California.  Mr. Price developed a multi-brand San Francisco Auto Repair Center in the late 1990’s and a conference facility in Larkspur, California in 2003 where he also stores and displays his extensive collection of vintage automobiles.  Currently, Mr. Price is the co-owner of 14 auto dealerships in ten locations in Northern California.  He was Chairman of the Lexus National Dealer Advisory Board and charter member of the J.D. Power Dealer Roundtable.  The Price Family Dealerships are major sponsors of SchoolsRule in Marin County, Marin Breast Cancer Foundation, Dedication to Special Education, CASA/Advocates for Children, and the Golden Gate Shootout.

Matthew M. McKenzie, President/Chief Operational Officer of CUI, Inc., Chief Operating Officer, Corporate Secretary of CUI Global, Inc. and Director.

Matt McKenzie was elected to the Board of Directors at the 2008 Annual Meeting of Shareholders and continues to serve on the Board of Directors and was reelected at the 2012 Annual Meeting of Shareholders to a two year term on the Board of Directors.

Mr. McKenzie earned an MBA from George Fox University. Matt McKenzie has been working in various functions for CUI for over 10 years, gaining him intimate knowledge of the business, its operations and its opportunities for growth. Over the past several years, Mr. McKenzie has worked to position CUI, Inc. for growth through sales and operation expansion as well as channel development and technology development. Mr. McKenzie initiated ISO 9001 certification, a quality management system, provided structure to global logistics, including CUI’s international partners, and implemented CUI’s ERP system, which allows for more visibility and analysis opportunities for CUI. He spearheads the research, development and implementation of the Novum and Solus technologies.

Sean P. Rooney, Director

Mr. Rooney was elected to serve as a director at the 2008 Annual Meeting of Shareholders and continues to serve on the Board of Directors and was reelected at the 2013 Annual Meeting of Shareholders to serve a one year term.

Mr. Rooney brings to the CUI Global board nearly 20 years of financial management experience. He currently serves as Senior Director of Investments for Oppenheimer & Co. Inc., a leading full service investment banking, securities and wealth management firm. Prior to joining Oppenheimer, he served in a similar capacity at Maxim Group, a boutique investment bank in New York, and Investec Ernst & Company, an international specialist bank headquartered in South Africa and the U.K. Through his many years of experience, Mr. Rooney has built a vast network of industry resources and contacts.

Mr. Rooney graduated from C. W. Post University in 1993 with a Bachelors of Arts degree in Business Administration. Mr. Rooney currently manages a clientele of high net worth investors, institutions and foundations.

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Corey A. Lambrecht, Director

Mr. Lambrecht was elected to serve as a director at the 2008 Annual Meeting of Shareholders and continues to serve on the Board of Directors and was reelected at the 2013 Annual Meeting of Shareholders to serve a one year term.

Mr. Lambrecht is a 14+ year public company executive with experience in strategic acquisitions, new business development, pioneering consumer products, corporate licensing and interactive technology services. Mr. Lambrecht currently serves as the President of Earth911, Inc. and is a current director of Lifestyle Wireless.  He previously served as Director of Sales for Leveraged Marketing Associates, a worldwide leader in licensed brand extension strategies. While Executive Vice President for Smith & Wesson Holding Corporation he was responsible for Smith & Wesson Licensing, Advanced Technologies and Interactive Marketing divisions. He was the former President of A For Effort (sold to Freesoftwareclub.com), an interactive database marketing company specializing in online content (advergaming) for clients such as the National Hockey League.  Mr. Lambrecht’s prior experience also includes Pre-IPO founder for Premium Cigars International and VP Sales/Marketing for ProductExpress.com.

Paul D. White, Director

Mr. White was appointed as a Director by the Board of Directors pursuant to the bylaws during April 2014 to fill a vacancy. Mr. White is nominated for election to serve a one year term.

Mr. White is a graduate of Humboldt State University and brings to the CUI Global board over 25 years of upper level business management skills. Mr. White currently serves as Vice President of the Healthcare Division for North America of a global security company. His responsibilities include direct P & L statements of $120 million, along with management, control, and supervision of approximately 3,000 employees working at 44 Medical Centers & Hospitals and over 600 Medical Office Buildings throughout the United States. He also serves as the company's subject matter expert for North America. He previously served in the Office of the General Counsel and Risk Services, as an Environmental Risk Consultant with Sutter Health Support Services – Corporate Services. His key responsibilities included: formulating best practice solutions to minimize/eliminate existing and potential employee health & safety and security exposures as well as consultations of state, federal, and professional standards for Risk Control/Environmental Health & Safety programs such as OSHA, TJC, DHS, EPA, NFPA, and DOT.

As a results oriented business leader with achievement in developing, managing and expanding business portfolios, with expertise at senior management level in healthcare safety, security and risk management programs in complex matrix organizations, Mr. White has senior management experience in contract management, public relations, program strategy and design and has been consistently recognized for effective financial management, leadership, integrity, team-building, and program management skills.

Robert J. Evans, Director

Mr. Evans was appointed as a Director by the Board of Directors pursuant to the bylaws during April 2014 to fill a vacancy. Mr. Evans is nominated for election to serve a one year term.

Mr. Evans has over 20 years of investment and financial management experience. He is the founder of Pennington Capital, a private investment fund, and has served as its managing partner since 2010. Prior to forming Pennington Capital, Mr. Evans was a co-founder and one of the managing partners of Craig-Hallum Capital Group, which is an institutional research boutique and investment banking firm. Prior to joining Craig-Hallum in 1998, Mr. Evans has served as senior research analyst for other Minneapolis-based investment banking firms. In addition, he has prior analyst experience with US Bank and Thomson Corporation. Mr. Evans is a CFA and holds an MBA from the Carlson School of Management at the University of Minnesota.

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All seven directors are nominated for election to a one year term on the Board of Directors

Vote Required

The election of each director nominee requires the affirmative vote “FOR” of a majority of the shares present in person or by proxy at the Annual Meeting.

The Board of Directors recommends that Stockholders vote “FOR” election of the nominees for director named above.

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PROPOSAL II

Ratification of the Appointment of

Perkins & Co. of the BDO Seidman Alliance as the Company’s

Independent Auditor for the Year Ending December 31, 2014

The Audit Committee has selected Perkins & Co. of the BDO Seidman Alliance to serve as independent registered public accountants for the fiscal year ending December 31, 2014. The board is submitting the appointment of independent registered public accountants to the shareholders for ratification at the Annual Meeting.

Perkins & Co. of the BDO Seidman Alliance (Perkins & Co.) was appointed as our Independent Auditor effective April 4, 2014 to replace our former auditor, Liggett, Vogt and Webb, P.A. Representatives of Perkins & Co. are expected to be available by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of Perkins & Co. as the Company’s independent registered public accountants is not required by the Company’s Restated Articles of Incorporation, bylaws or otherwise; however, the Board of Directors is submitting the selection of Perkins & Co. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will review its future selection of an independent registered public accounting firm in light of that vote result. Your ratification of the appointment of Perkins & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014 does not preclude us from terminating our engagement of Perkins & Co. and retaining a new independent registered public accounting firm, if we determine that such an action would be in the best interests of the Company and its shareholders.

Vote Required

Ratification of the appointment of Perkins & Co. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting for the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Perkins & Co. as the independent registered public accountants of the Company for the fiscal year ending December 31, 2014.

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PROPOSAL III

Advisory Approval of the Company’s

Executive Compensation

(Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC regulations require that, at least once every three years, we provide our stockholders with the opportunity to express their views on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. We first held this vote, which is often referred to as the Say-on-Pay vote, at our annual meeting of stockholders held in 2013. At such meeting, our stockholders voted to hold the frequency of our Say-on-Pay vote on an annual basis. Our Board of Directors agreed to support the stockholder decision; therefore, the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote of frequency of stockholder votes on the compensation of our named executive officers. Such Say-on-Frequency vote must occur no later than the annual or other meeting of shareholders held in the sixth calendar year after the immediately preceding Say-on-Frequency vote (2013 Annual Meeting of Shareholders). An issuer could hold a Say-on-Frequency vote more frequently than every six years if it elects to do so.

The compensation of our named executive officers for the past three fiscal years is set forth in the Elements of Executive Compensation section. The Compensation Discussion and Analysis, or CD&A section describes our executive compensation policies and practices and analyzes the compensation received by our named executive officers in fiscal year 2014. As described in the CD&A, our executive compensation philosophy is to reward performance and motivate collective achievement of strategic objectives that will contribute to our company’s success. Our Board of Directors believes the compensation programs for our named executive officers effectively meet the primary objectives of attracting and retaining highly qualified executives, motivating our executives to achieve our business objectives, rewarding our executives appropriately for their individual and collective contributions and aligning our executives’ interests with the long-term interests of our shareholders, and our Board believes our programs are reasonable when compared to compensation at similar companies.

The vote on this resolution is not intended to address any specific element of executive compensation. Instead, the vote relates to the executive compensation of our named executive officers, as set forth in this proxy statement pursuant to the rules of the SEC. This vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers, but is advisory and not binding on our company or our Board of Directors.

Accordingly, The Board of Directors believes the Company’s executive compensation achieves these objectives, therefore, unanimously recommends that shareholders vote “for” the proposal.

RESOLVED, that the stockholders of CUI Global, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2014 annual meeting of stockholders.

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This vote will not be binding on the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The approval or disapproval of this proposal by shareholders will not require the Board of Directors or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s executive officers and on whether, and if so, how to address shareholder disapproval remains with the board and the Compensation Committee. Although the Say-on-Pay resolution is non-binding, the Board of Directors will review and consider the voting results when making future executive compensation decisions.

Vote Required

Our executive compensation will be approved, on an advisory basis, if the votes cast by shareholders in favor of advisory approval exceed those votes cast in opposition of the advisory approval.

The Board of Directors recommends a vote “FOR” Advisory Approval of the Company’s Executive Compensation (Say-on-Pay).

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Other Business

Management does not presently know of any matter that may be presented for action at this Annual Meeting other than as set forth herein. However, if any other matters properly come before this Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

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Directors and Executive Officers

Our Bylaws permit the number of directors to be fixed by resolution of the Board of Directors, but to be no less than one. The Board of Directors has set the maximum number of members to no more than eight members. Directors are elected by a majority of the votes cast by the stockholders and prior to the 2013 Annual Meeting of Shareholders have served two-year terms or until their successors have been elected and qualified or until their earlier resignation or removal. Commencing with the 2013 Annual Meeting of Shareholders, we elect all of our directors simultaneously for a one year term or until their successors have been elected and qualified, or their earlier resignation or removal. Currently, we have seven directors, five of whom are ‘‘independent’’ in accordance with applicable rules promulgated by the Securities and Exchange Commission and within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market.

The Board of Directors has four standing committees: Audit Committee, Disclosure Committee, Compensation Committee and Nomination Committee, each of which has a written charter and/or statement of policy approved by our board. Our board currently appoints the members of each committee. Copies of the current charters and/or statement of policy for each committee are posted on our website at www.CUIGlobal.com. No incumbent director attended, either in person or electronically, fewer than 100% of the total number of meetings held by the committees on which such director served.

The following are officers and directors of the Company with their ages as of December 31, 2013, and a list of the members of our four standing committees: Audit Committee, Disclosure Committee, Compensation Committee and Nomination Committee.

William J. Clough, Esq., President/Chief Executive Offıcer, Director and General Counsel of CUI Global, Inc., Chief Executive Officer of CUI, Inc. and Chief Executive Officer of Orbital Gas Systems, Ltd., age 62 (Seat 1)

Thomas A. Price, Director, age 70 (Seat 2)

Matthew M. McKenzie, President/Chief Operational Officer of CUI, Inc., Chief Operating Officer, Corporate Secretary of CUI Global, Inc. and Director, age 34 (Seat 3)

Sean P. Rooney, Director, age 42 (Seat 4)

Paul White, Director, age 52 (Seat 5)

Corey A. Lambrecht, Director, age 44 (Seat 6)

Robert Evans, Director, age 48 (Seat 7)

Daniel N. Ford, Chief Financial Offıcer of CUI Global, CUI, Inc., and Orbital Gas Systems, Ltd., age 35

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Corporate Governance and Board of Directors Matters

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a Corporate Code of Ethics and Business Conduct, including our Whistleblower Policy, for employees, directors and officers (including our principal executive officer and principal financial and accounting officer). We have also adopted the following governance guides: Charter of the Audit Committee, Charter of the Compensation Committee, Policy for Director Independence, Nominating Committee guide, Whistleblower Policy and Disclosure Controls and Procedures, all of which, in conjunction with our certificate of incorporation and bylaws, form the framework for our corporate governance. These corporate governance documents are available on the internet and our website at www.CUIGlobal.com.

Our Corporate Governance Practices

We have always believed in strong and effective corporate governance procedures and practices. In that spirit, we have summarized several of our corporate governance practices below.

The Board of Director’s Role in Risk Oversight

The Board of Directors and its committees have an important role in the Company’s risk oversight, management and assessment process. The board regularly reviews with management the Company’s financial and business strategies which include a discussion of relevant material risks as appropriate. The board discusses with the Company’s outside general counsel, as appropriate, its risk oversight and assessment as well as any material risks to the Company. In addition, the board delegates risk management responsibilities to the Audit Committee and Compensation Committee, which committees are each comprised of independent directors.

The Audit Committee, as part of its charter, oversees the Company’s risk oversight, management and assessment of the Company and oversees and assesses the risks associated with the corporate governance and ethics of the Company. Risk considerations are a material aspect of the Compensation Committee.

The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation. In addition, the Compensation Committee also, as appropriate, assesses the risks relating to the Company’s overall compensation programs.

While the Audit Committee and Compensation Committee oversee the management of the risk areas identified above, the entire board is regularly informed through committee reports about such risks. This enables the board and its committees to coordinate the risk management, assessment and oversight roles.

Adopting Governance Guidelines

Our Board of Directors has adopted a set of corporate governance guidelines to establish a framework within which it will conduct its business and to guide management in its running of our Company. The governance guidelines can be found on our website at www.CUIGlobal.com and are summarized below.

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Monitoring Board Effectiveness

It is important that our Board of Directors and its committees are performing effectively and in the best interest of the Company and its stockholders. The Board of Directors and each committee are responsible for annually assessing their effectiveness in fulfilling their obligations.

Conducting Formal Independent Director Sessions

On a regular basis, at the conclusion of regularly scheduled board meeting, the independent directors are encouraged to meet privately, without our management or any non-independent directors.

Hiring Outside Advisors

The board and each of its committees may retain outside advisors and consultants of their choosing at our expense, without management's consent.

Avoiding Conflicts of Interest

We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty. Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee. In order to provide assurances to the Company and its stockholders, we have implemented standards of business conduct which provide clear conflict of interest guidelines to its employees and directors, as well as an explanation of reporting and investigatory procedures.

Providing Transparency

We believe that it is important that stockholders understand our governance practices. In order to help ensure transparency of our practices, we have posted information regarding our corporate governance procedures on our website at www.CUIGlobal.com.

Accuracy of All Public Disclosure

It is the Company's policy that all public disclosure made by the Company should be accurate and complete, fairly present, in all material respects, the Company's financial condition and results of operations, and be made on a timely basis as required by applicable laws and securities exchange requirements. In order to oversee this policy, a Disclosure Committee Charter has been adopted by the Chief Executive Officer and Chief Financial Officer and ratified by our Audit Committee. A copy of this document is posted on our website at www.CUIGlobal.com or a copy is available by making a written request to the Company at CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062, phone (503) 612-2300.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Company at CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062 or phone (503) 612-2300. Stockholders who would like their submission directed to a member of the board may so specify and the communication will be forwarded as appropriate.

Standards of Business Conduct

The Board of Directors has adopted a Corporate Code of Ethics and Business Conduct, including our Whistleblower Policy, for all of our employees and directors, including the Company's principal executive and senior financial officers.

You can obtain a copy of these documents on our website at www.CUIGlobal.com or by making a written request to the Company at CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062 or phone (503) 612-2300. We will disclose any amendments to the Code of Ethics and Business Conduct or waiver of a provision therefrom on our website at www.CUIGlobal.com.

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Ensuring Auditor Independence

We have taken a number of steps to ensure the continued independence of our independent registered public accounting firm. That firm reports directly to the Audit Committee, which also has the ability to pre-approve or reject any non-audit services proposed to be conducted by our independent registered public accounting firm. For further information on Auditor Independence see the section hereafter entitled Audit Committee.

Change of Accounting Firm/Auditor

Effective April 4, 2014, Liggett, Vogt & Webb P.A. (LVW) was replaced by Perkins & Co. of the BDO Seidman Alliance (Perkins & Co.) as Independent Auditor of CUI Global, Inc. for our 2014 audit, tax and Sox 404 accounting and Independent Auditor work. It was an important criteria that we retain a firm with locations in Portland, Oregon and local offices near to Orbital Gas Systems (Birmingham or Manchester), so as to provide CUI Global with the best services (and least travel costs). The replacement of the Independent Auditor was approved by the Audit Committee and ratified by the CUI Global Board of Directors.

LVW’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to the uncertainty, audit scope or accounting principles. LVW’s report on the audit of the Company’s internal control over financial reporting as of December 31, 2013 expressed an adverse opinion on the Company’s internal control over financial reporting due to the material weaknesses. This matter is discussed in detail at Item 9A, Controls and Procedures, of our Form 10-K/A filed with the Securities and Exchange Commission on May 13, 2014, a copy of which is included with this proxy statement.

Committees of the Board and Meetings

Presently, our Board of Directors consists of seven directors. Five of our seven directors are “independent” as defined in Rule 5605(a)(2) of The NASDAQ Stock Market. Our Board of Directors has the following standing committees: Audit Committee, Nominating Committee, Compensation Committee and Disclosure Committee. Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available for review on our website at www.CUIGlobal.com.

Audit Committee

The Audit Committee is currently comprised of three members: Sean P. Rooney, Chairman, and Thomas A. Price, Deputy Chairman and Robert J. Evans, committee member. Effective April 2, 2014, Robert J. Evans was appointed to replace Colton R. Melby on the Audit Committee.

The Board of Directors has determined that each of the members of the Audit Committee qualifies as “independent” in accordance with Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 5605(a)(2) of The NASDAQ Stock Market. The Board of Directors has further determined that each of the Committee’s members is an “audit committee financial expert” within the meaning of the SEC rules.

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The primary role of the Committee is to assist the Board of Directors in its oversight of: (a) the Company’s corporate accounting and reporting practices, (b) the quality and integrity of the Company’s financial statements, (c) the performance of the Company’s system of internal accounting and financial controls, (d) the Company’s compliance with related legal and regulatory requirements, (e) the Company’s risk management program, (f) the qualifications, independence and performance of the independent registered public accounting firm (“Auditor”), and (g) the performance of the Company’s internal audit function.

In addition to those primary roles, the Committee also performs other roles and functions as outlined in its charter, including preliminary review of earnings releases and other activities. The Committee also acts as the audit committee for each of the Company’s subsidiaries. A more detailed description of the Committee’s roles, functions and activities is set forth in the description of Board committees elsewhere in this Proxy Statement and in the Committee’s charter, which is available on our corporate website.

The Committee reviews the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the auditor. The Company’s internal audit provides the internal audit function, which provides objective assurance designed to add value and improve the organization’s operations. The Committee oversees the internal audit and the overall internal audit function of the Company. The Company’s internal audit function operates under the terms of the Audit Committee Charter which is reviewed by the Committee and is approved by the Board of Directors.

The Committee appoints and annually evaluates the performance of the Company’s auditor and provides assistance to the members of the Board of Directors in fulfilling their oversight functions of the financial reporting practices, including satisfying obligations imposed by Section 404 of the Sarbanes Oxley Act of 2002, and financial statements of the Company. It is not the duty of the Committee, however, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. The Company’s auditor is responsible for planning and conducting audits of the financial statements and internal controls over financial reporting; and the Company’s management is responsible for preparing the financial statements, designing and assessing the effectiveness of internal control over financial reporting and determining that the Company’s financial statements are complete and accurate and in accordance with U.S. generally accepted accounting principles and applicable laws and regulations.

The Company’s current independent registered public accounting firm, Perkins & Co. of the BDO Seidman Alliance (Perkins & Co.), has been the Company’s independent registered public accounting firm since April 4, 2014 and the Audit Committee has selected Perkins & Co. to be the Company’s independent registered public accounting firm for fiscal 2014. The Committee contracts with and sets the fees paid to the independent registered public accounting firm.

Audit fees relate to professional services rendered for the audit of consolidated financial statements of the Company, audits of the statutory financial statements of certain subsidiaries, review of quarterly consolidated financial statements and assistance with review of documents filed with the SEC, including attestation as required under Section 404 of the Sarbanes Oxley Act of 2002.

There are not currently any non-audit services being provided by Perkins & Co. Any non-audit services must be reviewed and pre-approved by the Audit Committee.

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The Committee annually conducts an evaluation of the auditor to determine if they will recommend the retention of the auditor. As part of the evaluation of the auditor, the Committee surveys CUI Global management and all members of the Committee to determine if the auditor is meeting Company expectations. The results of the survey are presented to the Committee and assist the Committee in the decision to recommend reappointment of the auditor. The auditor evaluations include whether the auditor: 1) maintains independence, integrity and objectivity combined with an attitude of professional skepticism; 2) maintains candid and open dialog, communicates in a timely, forthright manner with sufficient clarity and frequency; and 3) understands the Company’s business operations and strategy. In addition, the Committee obtains and reviews, at least annually, a report by the auditor describing; the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the auditor and the Company.

Additionally, the Committee promotes the auditor’s independence by ensuring that the lines of communication are always open and constant between the auditor and the Committee. As needed, the Committee is in contact with the auditor numerous times throughout the year. This includes normal meetings, executive sessions, telephonic meetings and periodically between normally scheduled meetings, as needed. The purpose of this is to allow open and unobstructed access to the Committee should the auditor need to bring anything to the Committee’s attention.

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

Audit Committee Report

The Committee received and discussed the audited financial statements with management and the fiscal year 2013 auditor, Liggett, Vogt & Webb, P.A. The Committee also discussed with the auditor the Section 404 obligations and matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16, Communication with Audit Committees.

The Committee received from the Company’s auditor the written disclosures and letter required by the applicable PCAOB requirements for independent registered public accounting firm’s communications with the Audit Committee concerning auditor independence. The Committee discussed with the auditor that firm’s independence and any relationships that may impact that firm’s objectivity and independence including audit and non-audit fees. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Liggett, Vogt & Webb, P.A. is compatible with the auditor’s independence and determined that it is compatible.

Based on the Committee’s discussion with and review of reports from management, the Company’s internal auditors and the Company’s fiscal year 2013 auditor, Liggett, Vogt & Webb, P.A., and the Committee’s reliance on the representation of management that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, the Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2013, as filed with the SEC.

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Effective April 4, 2014, this committee replaced Liggett, Vogt & Webb P.A. (LVW) with Perkins & Co. of the BDO Seidman Alliance (Perkins & Co.) as Independent Auditor of CUI Global, Inc. for our 2014 audit, tax and Sox 404 accounting and Independent Auditor work. It was an important criteria of this decision that we retain a firm with locations in Portland, Oregon and local offices near to Orbital Gas Systems (Birmingham or Manchester), so as to provide CUI Global with the best services (and least travel costs).

LVW’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to the uncertainty, audit scope or accounting principles. LVW’s report on the audit of the Company’s internal control over financial reporting as of December 31, 2013 expressed an adverse opinion on the Company’s internal control over financial reporting due to material weaknesses. This matter is discussed in detail at Item 9A, Controls and Procedures, of our Form 10-K/A filed with the Securities and Exchange Commission on May 13, 2014, copy of which is included with this proxy statement.

This committee accepted the February 5, 2014 Colton Melby resignation from the board of directors and as Audit Committee member and appointed Corey A. Lambrecht on February 28, 2014 as an interim independent Audit Committee member who served in that capacity until the April 2, 2014 appointment of Robert J. Evans as an Audit Committee member. It is noted that Mr. Evans is an ‘‘independent director’’ within the meaning of Rule 5605(a) (2) of the NASDAQ Stock Market.

Submitted by:	Sean P. Rooney
Thomas A. Price
Robert J. Evans*
Audit Committee

*Mr. Evans abstained from discussion and voting on the issue of his appointment to the Audit Committee.

Independent Registered Public Accounting Firm for Fiscal year 2013

The financial statements of the Company, which are furnished herewith as of December 31, 2013, have been audited by Liggett, Vogt & Webb, P.A., Independent Registered Public Accounting Firm, and the Company’s quarterly report on Form 10-Q for the most recent quarter of the current fiscal year has been reviewed by Perkins & Co.

Compensation of Independent Registered Public Accounting Firm

Fees for services rendered by Liggett, Vogt & Webb, P.A., the Company’s Independent Registered Public Accounting Firm, for the past two fiscal years for each of the following categories of services, are set forth below:

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	Fiscal Year 2013	Fiscal Year 2012
Audit Fees	$218,913	$113,134
Audit-Related Fees	-	-
Tax Fees	-	-
Tax Compliance	-	-
Other Tax Services	-	-
All Other Fees	28,796	-
Total Fees	$247,709	$113,134

Audit fees relate to professional services rendered for the audit of the consolidated financial statements of the Company, audits of the statutory financial statements of certain subsidiaries, review of quarterly consolidated financial statements and assistance with review of documents filed with the SEC, including attestation as required under Section 404 of the Sarbanes-Oxley Act of 2002.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee has adopted an informal approval policy that it believes will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm.

Nominating Committee

The nominating committee consists of all of the members of the Board of Directors who are "independent directors" within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market. The nominating committee is responsible for the evaluation of nominees for election as director, the nomination of director candidates for election by the stockholders and evaluation of sitting directors. The board has developed a formal policy for the identification and evaluation of nominees, Charter of the Nominating Committee of the Board of Directors, which can be reviewed on our website at www.CUIGlobal.com. In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the nominating committee will review, through candidate interviews with members of the board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee reviews any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience. To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

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The nominating committee considers director candidates nominated by stockholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above. Stockholders desiring to suggest a candidate for consideration should send a letter to the Company's secretary and include: (a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Disclosure Committee

We have formed a Disclosure Committee, which has been adopted by our CEO and CFO (‘‘Principal Officers’’) and ratified by our Audit Committee. The Disclosure Committee assists our Principal Officers in fulfilling their responsibility for oversight of the accuracy, completeness and timeliness of our public disclosures including, but not limited to our SEC filings, press releases, correspondence disseminated to security holders, presentations to analysts and release of financial information or earnings guidance to security holders or the investment community. The Disclosure Committee consists of our Principal Officers, the individual or representative of the firm primarily charged with investor/public relations, the Audit Committee Chairman and outside SEC counsel. Our CEO is Chairman of the committee. Our Senior Officers may replace or add new members from time to time. Our Senior Officers have the option to assume all the responsibilities of this committee or designate a committee member, who shall be a person with expertise in SEC and SRO rules and regulations with respect to disclosure, who shall have the power, acting together with our Senior Officers, to review and approve disclosure statements when time or other circumstances do not permit the full committee to meet. You may review the full text of our Disclosure Committee Charter on our website, www.CUIGlobal.com, under the link, governance.

Generally, the committee serves as a central point to which material information should be directed and a resource for people who have questions regarding materiality and the requirement to disclose. In discharging its duties, the committee has full access to all Company books, records, facilities and personnel, including the Board of Directors, Audit Committee, independent public accountants and outside counsel.

Compensation Committee

The Compensation Committee discharges the board’s responsibilities relating to general compensation policies and practices and to compensation of our executives. In discharging its responsibilities, the Compensation Committee establishes principles and procedures in order to ensure to the board and the shareholders that the compensation practices of the Company are appropriately designed and implemented to attract, retain and reward high quality executives and are in accordance with all applicable legal and regulatory requirements. In this context, the Compensation Committee’s authority, duties and responsibilities are:

•	To annually review the Company’s philosophy regarding executive compensation.
•	To periodically review market and industry data to assess the Company’s competitive position, and to retain any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation.
•	To establish and approve the Company goals and objectives and associated measurement metrics relevant to compensation of the Company’s executive officers.

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•	To establish and approve incentive levels and targets relevant to compensation of the executive officers.
•	To annually review and make recommendations to the board to approve, for all principal executives and officers, the base and incentive compensation, taking into consideration the judgment and recommendation of the Chief Executive Officer for the compensation of the principal executives and officers.
•	To separately review, determine and approve the Chief Executive Officer’s applicable compensation levels based on the Committee’s evaluation of the Chief Executive Officer’s performance in light of the Company’s and the individual goals and objectives.
•	To periodically review and make recommendations to the board with respect to the compensation of directors, including board and committee retainers, meeting fees, equity-based compensation and such other forms of compensation as the Compensation Committee may consider appropriate.
•	To administer and annually review the Company’s incentive compensation plans and equity-based plans.
•	To review and make recommendations to the board regarding any executive employment agreements, any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, and any perquisites, special or supplemental benefits.
•	To review and discuss with management, the Compensation Discussion and Analysis (CD&A), and determine the Committee’s recommendation for the CD&A’s inclusion in the Company’s annual report filed with the SEC on Form 10-K and proxy statement on Schedule 14A.
•	The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.
•	The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.
•	The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:
(i)	The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
(ii)	The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;
(iii)	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
(iv)	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
(v)	Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
(vi)	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

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•	The Committee is not required to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other advisers to the Committee.

Compensation Committee Members

The Compensation Committee of the Board of Directors is appointed by the Board of Directors to discharge the board’s responsibilities with respect to all forms of compensation of the Company’s executive officers, to administer the Company’s equity incentive plans and to produce an annual report on executive compensation for use in the Company’s Form 10-K and the proxy statement on Schedule 14A. During fiscal year 2013, the Compensation Committee consists of two members of the board of directors, Messers Colton R. Melby and Corey A. Lambrecht, both of whom are ‘‘independent directors’’ within the meaning of Rule 5605(a) (2) of the NASDAQ Stock Market. Effective February 5, 2014, Mr. Melby resigned his position on the board of directors and as Compensation Committee member. April 2, 2014, Paul D. White was appointed to replace Colton R. Melby on the Compensation Committee. Mr. White is an ‘‘independent director’’ within the meaning of Rule 5605(a) (2) of the NASDAQ Stock Market.

Committee Meetings

Our Compensation Committee meets in private session, formally and informally, as often as necessary to perform its duties and responsibilities. The Compensation Committee held three meetings during fiscal 2013. On an as requested basis, our Compensation Committee receives and reviews materials prepared by management, consultants or committee members, in advance of each meeting. Depending on the agenda for the particular meeting, these materials may include:

•	Minutes and materials from the previous meeting(s);
•	Reports on year-to-date Company and Partnership financial performance versus budget;
•	Reports on progress and levels of performance of individual and Company performance objectives;
•	Reports on the Company’s financial and stock performance versus a peer group of companies;
•	Reports from the Committee’s compensation consultant regarding market and industry data relevant to executive officer compensation;
•	Reports and executive compensation summary worksheets, which sets forth for each executive officer: current total compensation and incentive compensation target percentages, current equity ownership holdings and general partner ownership interest and current and projected value of each and all such compensation elements, including distributions and dividends therefrom, over a five year period.

Compensation Committee Charter

Our Compensation Committee Charter is posted on our website at www.CUIGlobal.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Compensation Committee is or has at any time during the last completed fiscal year been an officer or employee of the Company. None of the Company’s executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Company’s board of directors or Compensation Committee during the last completed fiscal year.

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Compensation Committee Report

We have reviewed and discussed the Compensation Discussion and Analysis with management and based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2013.

Submitted by:	Compensation Committee
Colton R. Melby, Chairman
Corey A. Lambrecht

We have reviewed and discussed the Compensation Discussion and Analysis with management and based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A for the 2014 Annual Meeting of Shareholders.

Submitted by:	Compensation Committee
Corey A. Lambrecht, Chairman
Paul D. White

Compensation Discussion and Analysis

Executive Compensation

General Philosophy

Our compensation philosophy is based on the premise of attracting, retaining and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, each executive’s total compensation package and internal pay equity.  We strive to accomplish these objectives by compensating all employees with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

Pay for Performance

At the core of our compensation philosophy is our strong belief that pay should be directly linked to performance. We believe in a pay for performance culture that places a significant portion of executive officer total compensation as contingent upon, or variable with, individual performance, Company performance and achievement of strategic goals including increasing shareholder value.

The performance based compensation for our executives may be in the form of (i) annual cash incentives to promote achievement of, and accountability for, shorter term performance plans and strategic goals and (ii) equity grants, designed to align the long-term interests of our executive officers with those of our shareholders, by creating a strong and direct link between executive compensation and shareholder return over a multiple year performance cycle. Long term incentive equity awards are granted in restricted stock or stock options. These awards generally vest over a two to four year period. This opportunity for share ownership was provided in order to provide incentive and retain key employees and align their interests with our long term strategic goals.

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Base Compensation to be Competitive within Industry

A key component of an executive’s total compensation base salary is designed to compensate executives commensurate with their respective level of experience, scope of responsibilities, sustained individual performance and future potential. The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, in order to attract and retain talented leaders.

Compensation Setting Process

Management’s Role in the Compensation Setting Process.

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

•	Assisting in establishing business performance goals and objectives;
•	Evaluating employee and Company performance;
•	CEO recommending compensation levels and awards for executive officers;
•	Implementing the board approved compensation plans; and
•	Assistance in preparing agenda and materials for the Committee meetings.

The Chief Executive Officer generally attends the Committee meetings; however, the Committee also regularly meets in executive session. The Chief Executive Officer makes recommendations with respect to financial and corporate goals and objectives and makes non CEO executive compensation recommendations to the Compensation Committee based on Company performance, individual performance and the peer group compensation market analysis. The Compensation Committee considers and deliberates on this information and in turn makes recommendations to the Board of Directors, for the board’s determination and approval of the executives’ and other members of senior management’s compensation, including base compensation, short-term cash incentives and long-term equity incentives. The Chief Executive Officer’s performance and compensation is reviewed, evaluated and established separately by the Compensation Committee and ratified and approved by the Board of Directors.

Setting Compensation Levels

To evaluate our total compensation is competitive and provides appropriate rewards to attract and retain talented leaders, as discussed above, we may rely on analyses of peer companies performed by independent compensation consultants and on other industry and occupation specific survey data available to us. Our general benchmark is to establish both base salary and total compensation for the executive officers at or near the compensation of peer group data, recognizing that a significant portion of executive officer total compensation should be contingent upon, or variable with, achievement of individual and Company performance objectives and strategic goals, as well as being variable with stockholder value. Further, while the objective for base salary is at that of peer group data, executives’ base salaries are designed to reward core competencies and contributions to the Company and may be increased above this general benchmark based on (i) the individual’s increased contribution over the preceding year; (ii) the individual’s increased responsibilities over the preceding year; and (iii) any increase in median competitive pay levels.

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Setting Performance Objectives

The Company’s business plans and strategic objectives are generally presented by management annually to the Board of Directors.  The board engages in an active discussion concerning the financial targets, the appropriateness of the strategic objectives and the difficulty in achieving the same.  In establishing the compensation plan, our Compensation Committee then utilizes the primary financial objectives from the adopted business plan and operating cash flow as the primary targets for determining the executive officers’ short-term cash incentives and long term equity incentive compensation.  The Committee also establishes additional non-financial performance goals and objectives, the achievement of which is required for funding of a significant portion, approximately twenty five percent, of the executive officers’ incentive compensation.  In 2013, these non-financial performance goals and objectives included the successful equity raise; closing on the acquisition of Orbital Gas Systems Limited; the addition of a second distribution channel for CUI, Inc. products; continued product development and new product introductions; and general and administrative expense management.

Annual Evaluation

The Chief Executive Officer recommends the actual incentive award amounts for all other executives based on actual Company performance relative to the targets set as well as on individual performance and recommends the executives’ base salaries levels for the coming year. The Compensation Committee considers these recommendations generally at the end of each fiscal year in determining its recommendations to the Board of Directors for the final short-term cash incentive and long-term equity award amounts for each executive and for the executive’s base salary levels. The actual incentive amounts awarded to each executive are ultimately subject to the discretion of the Compensation Committee and the Board of Directors.

Special Evaluation

Additional equity-based awards may be also granted to executives, as well as other employees, upon commencement of employment, for promotions or special performance recognition or for retention purposes, based on the recommendation of the Chief Executive Officer. In determining whether to recommend additional grants to an executive, the Chief Executive Officer typically considers the individual’s performance and any planned change in functional responsibility.

Elements of Executive Compensation

Total Compensation

Total compensation for our executives consists of three elements: (i) base salary; (ii) incentive cash award based on achieving specific performance targets as measured by cash flow and other objectives and (iii) equity incentive award, which is also performance based and paid out over a future period in the form of restricted stock or stock purchase options. Base salaries are the value upon which both the incentive compensation percentage targets are measured against. For evaluation and comparison of overall compensation of the executives and to assist it in making its compensation decisions, the Compensation Committee reviews an executive compensation summary, which sets forth for each executive: current compensation and current equity ownership holdings as well as the projected value of each and all such compensation elements, including distributions and dividends therefrom.

Base Salaries

Base salaries are designed to compensate executives commensurate with their respective level of experience, scope of responsibilities and to reward sustained individual performance and future potential. The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, in order to attract and retain talented leaders.

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Incentive Compensation

Incentive compensation is intended to align compensation with business objectives and performance and enable the Company to attract, retain and reward high quality executive officers whose contributions are critical to short and long-term success of the Company. The executives’ incentive awards are based upon three key performance metrics: (i) the Company’s ABITA; (ii) achievement of agreed-upon strategic and corporate performance goals; and (iii) existing Employment Agreement.

The strategic and corporate performance goals are not intended to be a specific agreed-upon goal, but rather a general objective. Management and the board of directors discuss these factors and set objectives that are dynamic and change periodically. In setting these periodic goals, the board of directors discusses with management the nature of the objective and management’s proposed method of achieving the goal. These goals change throughout the operational process because of changing dynamics such as economic conditions, current success of marketing, availability of materials, availability of funding and overall momentum toward achieving the goal.

Incentive Plan Compensation

Incentive awards are paid out in cash, restricted common stock or option awards. The incentive award targets for the executives are established at the beginning of the year, generally, as a percentage of their base salary and the actual awards are determined at the following year’s annual board of directors meetings based on actual Company performance relative to established goals and objectives, as well as on evaluation of the executive’s relevant departmental and individual performance during the past year. In many instances the award of restricted common stock vests over a four year term in equal periodic tranches. The award of restricted common stock purchased through options generally, although not in every instance, vests immediately upon exercise of the option and generally has a validity of up to ten years and a per share purchase price of no less than the fair market value of our common stock on the date of grant. The awards are intended to serve as a means of incentive compensation for performance.

Retirement Plans

Our wholly owned subsidiary, CUI, Inc., maintains a 401(k) plan. The Company has a 401(k) retirement savings plan that allows employees to contribute to the plan after they have completed 3 months of service and are 21 years of age. The Company matches the employee’s contribution up to 6% of total compensation. CUI, Inc. made total employer contributions, net of forfeitures, of $245,594, $215,118 and $179,234, for 2013, 2012 and 2011, respectively.

In addition, our wholly owned subsidiary, Orbital Gas Systems, Ltd., operates a defined contribution retirement benefit plan for employees who have been employed with the company at least 12 months and who chose to enroll in the plan. Orbital Gas Systems, Ltd. contributes to its plan the equivalent of 5% of the employee’s salary and the employee has the option to contribute pre-tax earnings. Orbital made total employer contributions of $106,121 during the period from April 1, 2013 thru December 31, 2013.

Change in Control Agreements

Our executives are awarded protection upon a change in control as specifically provided in their employment contracts. The Chief Executive Officer contract includes a provision for a three year severance package upon termination.

Perquisites

The Company does not provide for any perquisites or any other benefits for its senior executives that are not generally available to all employees.

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Employment Agreements

During fiscal year 2013, three executive officers were employed under employment agreements. Those executive officers are:

During fiscal year 2013, three executive officers were employed under employment agreements. Those executive officers are:

•	Chief Executive Officer and General Counsel
•	President of CUI, Inc., a wholly owned subsidiary of CUI Global, Inc.
•	Chief Financial Officer of CUI Global, Inc. and CUI, Inc., a wholly owned subsidiary of CUI Global, Inc.

To see the material terms of each named executive officer’s employment agreement, please see the footnotes to the Summary Compensation Table.

Summary Compensation Table

The following table sets forth the compensation paid and accrued to be paid by the Company for the fiscal years 2013, 2012 and 2011 to the Company’s Chief Executive Officer, Chief Financial Officer and President of CUI, Inc.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Stock Awards ($)		Option Awards ($) (10) (11)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)	Total ($)
William J. Clough, CEO /	2013	405,000	(2)	-	(2)	263,114	(3)	206,250	(2)	18,839	893,203
President / Counsel /	2012	337,500	(2)	160,080	(2)	848,599	(3)	204,920	(2)	17,860	1,568,959
Director (1)	2011	325,000	(2)	-		-		124,792	(2)	6,110	455,902
Daniel N. Ford, CFO (4)	2013	222,500	(5)	-	(5)	131,557	(6)	97,500	(5)	36,339	487,896
	2012	195,000	(5)	51,120	(5)	27,451	(6)	160,130	(5)	34,860	468,561
	2011	195,000	(5)	-		-		62,500	(5)	33,186	290,686
Matthew M. McKenzie,	2013	227,500	(8)	-		65,779	(9)	102,500	(8)	36,339	432,118
COO / President of CUI,	2012	205,000	(8)	32,400	(8)	40,093	(9)	147,808	(8)	34,860	460,161
Inc./Director (7)	2011	205,000	(8)	-		-		114,583	(8)	32,475	352,058

Footnotes:

1.	Mr. Clough joined the Company on September 1, 2005. Effective September 13, 2007, Mr. Clough was appointed CEO/President of CUI Global and Chief Executive Officer of CUI, Inc., a wholly owned subsidiary of the Company.
2.	Mr. Clough is employed under a multi-year employment contract with the Company, which was recently extended to run to and through December 31, 2016. Said contract provides, in relevant part, for an annual salary of $460,000 which became effective July 1, 2013 and includes bonus provisions for each calendar year, a two year severance package and an annual 4% cost of living adjustment. Bonuses are approved quarterly based on various performance-related factors and an evaluation of current performance. All such bonus payments shall be paid to Mr. Clough in equal monthly installments following the quarter in which the bonus is earned. During 2013, in accordance with the bonus provisions of his employment contract, Mr. Clough received 33,350 shares of common stock with a fair value of $160,080. At December 31, 2013 and 2012, there was an accrual of $14,167 and $53,542, respectively, for compensation owed to Mr. Clough.

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3.	Effective June 24, 2013, Mr. Clough received a bonus option to purchase 200,000 common shares within ten years from date of issuance, at a price of $6.25 per share that vests one third each year over 3 years. Under the terms of Mr. Clough’s contract extension, effective September 21, 2012, Mr. Clough received a bonus option to purchase 330,000 common shares, within ten years from date of issuance, at a price of $6.00 per share that vests in equal monthly installments over 4 years. Effective April 16, 2012, Mr. Clough received a bonus option to purchase 37,177 common shares, within ten years from date of issuance, at a price of $4.56 per share that vests over 4 years: 25% at year one and thereafter in equal monthly installments.
4.	Mr. Ford joined the Company May 15, 2008 as Chief Financial Officer of CUI Global and CUI, Inc., a wholly owned subsidiary of the Company.
5.	Mr. Ford is employed under a three year employment contract with the Company, which was extended to December 31, 2015 and provides, in relevant part, for an annual salary of $250,000 effective July 1, 2013, an annual 4% cost of living adjustment, an eighteen month severance package and bonus provisions up to one hundred twenty-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including revenue and EBITDA performance. The bonus includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Employee has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. Bonuses are approved quarterly based on the above factors and an evaluation of current performance. All such bonus payments are payable in equal monthly installments following the quarter in which the bonus is earned. During 2012, in accordance with the bonus provisions of his employment contract, Mr. Ford received 10,650 shares of common stock with a fair value of $51,120. At December 31, 2013 and 2012 there was an accrual of $8,125 and $8,125, respectively, for compensation owed to Mr. Ford.
6.	Effective June 24, 2013, Mr. Ford received a bonus option to purchase 100,000 common shares within ten years from date of issuance, at a price of $6.25 per share that vests one third each year over 3 years. Effective April 16, 2012, Mr. Ford received a bonus option to purchase 12,598 common shares, within ten years from date of issuance, at a price of $4.56 per share that vests over 4 years: 25% at year one and thereafter in equal monthly installments.
7.	Mr. McKenzie joined the Company May 15, 2008 as Chief Operating Officer of CUI Global and President and Chief Operating Officer of CUI, Inc., a wholly owned subsidiary of the Company.
8.	Mr. McKenzie is employed under a three year employment contract with the Company, which was extended to December 31, 2015 and provides, in relevant part, for an annual salary of $250,000 effective July 1, 2013, an annual 4% cost of living adjustment, an eighteen month severance package and bonus provisions up to one hundred twenty-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including adjusted EBITDA performance in the power and electro-mechanical segment. The bonus includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Employee has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. Bonuses are approved quarterly based on the above factors and an evaluation of current performance. All such bonus payments are payable in equal monthly installments following the quarter in which the bonus is earned and shall be paid on the 15th day of each month. During 2012, in accordance with the bonus provisions of his employment contract, Mr. McKenzie received 6,750 shares of common stock with a fair value of $32,400. At December 31, 2013 and 2012 there was an accrual of $8,542 and $8,542, respectively, for compensation owed to Mr. McKenzie.

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9.	Effective June 24, 2013, Mr. McKenzie received a bonus option to purchase 50,000 common shares within ten years from date of issuance, at a price of $6.25 per share that vests one third each year over 3 years. Effective April 16, 2012, Mr. McKenzie received a bonus option to purchase 15,100 common shares as COO, within ten years from date of issuance, at a price of $4.56 per share that vests over 4 years: 25% at year one and thereafter in equal monthly installments.
10.	As of December 31, 2013, William J. Clough, CEO/Director held 656,231 outstanding options, Matthew M. McKenzie, COO/Director held 112,796 outstanding options which includes shares owned by his spouse and Daniel N. Ford, CFO held 137,794 outstanding options.
11.	Please see the disclosure of assumptions made in the valuation of the option awards included in Note 12 of Notes to Consolidated Financial Statements, Stockholders’ Equity in the Company’s financial statements included with this proxy statement.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards at December 31, 2013 to each of the named executive officers:

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration
William J. Clough (1)	37,177	-	7.50	1/1/2019
William J. Clough (1)	8,100	-	7.50	1/1/2019
Matthew M. McKenzie (1)	15,100	-	7.50	1/1/2019
Matthew M. McKenzie (1)	8,100	-	7.50	1/1/2019
Daniel N. Ford (1)	12,598	-	7.50	1/1/2019
William J. Clough (2)	30,206	6,971	9.00	10/11/2020
William J. Clough (2)	3,300	-	9.00	10/11/2020
Matthew M. McKenzie (2)	12,269	2,831	9.00	10/11/2020
Matthew M. McKenzie (2)	3,300	-	9.00	10/11/2020
Daniel N. Ford (2)	10,236	2,362	9.00	10/11/2020
William J. Clough (3)	16,265	20,912	4.56	4/16/2022
William J. Clough (3)	3,300	-	4.56	4/16/2022
Matthew M. McKenzie (3)	6,606	8,494	4.56	4/16/2022
Matthew M. McKenzie (3)	3,300	-	4.56	4/16/2022
Daniel N. Ford (3)	5,512	7,086	4.56	4/16/2022
William J. Clough (4)	110,000	220,000	6.00	9/21/2022
William J. Clough (5)	-	200,000	6.25	6/24/2023
Matthew M. McKenzie (5)	-	50,000	6.25	6/24/2023
Daniel N. Ford (5)	-	100,000	6.25	6/24/2023

Footnotes:

1.	Effective January 1, 2009, Mr. Clough, Mr. McKenzie and Mr. Ford received fully vested bonus options to purchase 37,177, 15,100, and 12,598 common shares, respectively, within ten years from date of issuance, at a price of $7.50 per share. Also effective January 1, 2009, for their service as directors of the Company, Mr. Clough and Mr. McKenzie received an option to purchase 4,800 common shares at a price of $7.50 within ten years from date of issuance that vests over four years, 25% after the first year and in equal monthly installments over the balance of the four year term and an option to purchase 3,300 common shares at a price of $7.50 per share that vests one year after issuance.
2.	Effective October 11, 2010, Mr. Clough, Mr. McKenzie and Mr. Ford received bonus options to purchase 37,177, 15,100 and 12,598 common shares, respectively, within ten years from date of issuance, at a price of $9.00 per share that vests over 4 years: 25% at year one and thereafter in equal monthly installments. Additionally, effective October 11, 2010, for their service as directors of the Company, Mr. Clough and Mr. McKenzie received an option to purchase 3,300 common shares at a price of $9.00 per share that vests one year after issuance.

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3.	Effective April 16, 2012, Mr. Clough, Mr. McKenzie and Mr. Ford received bonus options to purchase 37,177, 15,100 and 12,598 common shares, respectively, within ten years from date of issuance, at a price of $4.56 per share that vests over 4 years: 25% at year one and thereafter in equal monthly installments. Additionally, effective April 16, 2012, for their service as directors of the Company, Mr. Clough and Mr. McKenzie received an option to purchase 3,300 common shares at a price of $4.56 per share that vests one year after issuance.
4.	Effective September 21, 2012, under the terms of his contract extension, Mr. Clough received a bonus option to purchase 330,000 common shares, within ten years from date of issuance, at a price of $6.00 per share that vests in equal monthly installments over 4 years.
5.	Effective June 24, 2013 Mr. Clough, Mr. McKenzie and Mr. Ford received bonus options to purchase 200,000, 50,000 and 100,000 common shares, respectively, within ten years from date of issuance, at a price of $6.25 per share that vests one third per year over three years.

Director Compensation

For 2013, each of our non-employee directors received the following compensation pursuant to our director compensation plan:

•	Through September 30, 2013, board members received a cash retainer of $17,813 and the Chairman received $25,313. For the period after September

30, 2013, board members received a retainer fee of $8,250, the Chairman received a retainer fee of $10,750, audit committee members received a retainer fee of $2,375, the audit committee chairman received a retainer fee of $5,000, the compensation committee members received a retainer fee of $1,500 and the compensation committee chairman received a retainer fee of $3,125. For 2014, each board member will receive a retainer fees in the form of cash or options with a fair value as follows: board member fee of $33,000, Chairman Fee of $43,000, audit committee member fee of $9,500, audit committee chair fee of $9,500, compensation committee member fee of $6,000 and compensation committee chair fee of $12,500.

•	Meeting fee: none.

Director Compensation Table

The following table sets forth the compensation of the non-employee directors for the fiscal year ending December 31, 2013.

Director Compensation Table

Name and Principal Position	Year	Fees earned or paid in cash ($) (2)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Colton Melby, Chmn.	2013	39,938	-	-	-	-	39,938
Thomas A. Price	2013	28,438	-	-	-	-	28,438
Sean P. Rooney	2013	31,063	-	-	-	-	31,063
Corey Lambrecht	2013	29,188	-	-	-	-	29,188

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Footnotes:

1.	As of December 31, 2013, each non-employee director held 14,700 options remaining outstanding of which 14,700 of those options were fully vested. Please see the disclosure of assumptions made in the valuation of the option awards included in Note 8 of Notes to Consolidated Financial Statements, Stockholders’ Equity in the Company’s financial statements included with this proxy statement.
2.	Through September 30, 2013, board members received a cash retainer of $17,813 and the Chairman received $25,313. For the period after September 30, 2013, board members received a retainer fee of $8,250, the Chairman received a retainer fee of $10,750, audit committee members received a retainer fee of $2,375, the audit committee chairman received a retainer fee of $5,000, the compensation committee members received a retainer fee of $1,500 and the compensation committee chairman received a retainer fee of $3,125. For 2014, each board member will receive a retainer fees in the form of cash or options with a fair value as follows: board member fee of $33,000, Chairman fee of $43,000, audit committee member fee of $9,500, audit committee chair fee of $9,500, compensation committee member fee of $6,000 and compensation committee chair fee of $12,500. No meeting fee.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our voting shares as of December 31, 2013 by: (i) each shareholder known by us to be the beneficial owner of 5% or more of the outstanding voting shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the voting shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of December 31, 2013 have been included in the table.

No shares of preferred stock are outstanding at the date of this report.

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Beneficial Interest Table

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Securities Owned	Percent of Class (2)	Percent of all Voting Securities (3)
Colton Melby (4)	234,700	1.14%	1.14%
William J. Clough (5)	238,529	1.15%	1.15%
Thomas A. Price (6)	71,367	*	*
Sean P. Rooney (7)	20,473	*	*
Corey A. Lambrecht (8)	14,700	*	*
Matthew M. McKenzie (9)	60,156	*	*
Daniel N. Ford (10)	41,400	*	*
GROW Partners, LLC	1,389,300	6.76%	6.76%
Marathon Capital Management, LLC	1,087,525	5.29%	5.29%
Officers, Directors, Executives as Group	681,325	3.25%	3.25%

* Less than 1 percent

Footnotes:

1.	Except as otherwise indicated, the address of each beneficial owner is c/o CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062.
2.	Calculated on the basis of 20,566,663 shares of common stock issued and outstanding at December 31, 2013 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options or warrants.
3.	Calculated on the basis of 20,566,663 shares of common stock with one vote per share; shares of common stock underlying options exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options or warrants.
4.	Mr. Melby controls the investment decisions of a limited liability company that owns the securities. The limited liability company is owned by a limited partnership in which Mr. Melby owns an indirect interest. Mr. Melby’s common stock includes vested options to purchase 14,700 common shares. Mr. Melby is the former Chairman of the Board of Directors. The outstanding shares beneficially owned by Mr. Melby are pledged as collateral for a margin account.
5.	Mr. Clough’s common stock includes vested options to purchase 225,196 common shares. Mr. Clough is a Director, interim Chairman and Chief Executive Officer/President of CUI Global, Inc.
6.	Mr. Price’s shares included vested options to purchase 14,700 common shares. Mr. Price is a Director.
7.	Mr. Rooney’s shares include vested options to purchase 14,700 common shares. Mr. Rooney is a Director.
8.	Mr. Lambrecht’s shares include vested options to purchase 14,700 common shares. Mr. Lambrecht is a Director.

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9.	Mr. McKenzie’s shares include vested options to purchase 52,729 common shares. Mr. McKenzie is a Director, Chief Operating Officer of CUI Global, Inc. Mr. McKenzie’s securities include an option to purchase 2,796 shares owned by his spouse.
10.	Mr. Ford’s shares include vested options to purchase 29,396 common shares. Mr. Ford is the Chief Financial Officer of CUI Global, Inc.

We relied upon Section 4(2) of the Securities Act of 1933 as the basis for an exemption from registration for the issuance of the above securities.

Employee Equity Incentive Plans

At December 31, 2013 the Company had outstanding the following equity compensation plan information:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighter-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	48,583	$5.47	1,313,862
Equity compensation plans not approved by security holders	982,224	$6.44	299,250
Total	1,030,807	$6.39	1,613,112

Equity Compensation Plans Not Approved by Shareholders

The 2009 Equity Incentive Plan (Executive) provides for the issuance of stock options to attract, retain and motivate executive and management employees and directors and to encourage these individuals to acquire an equity interest in the Company, to make monetary payments to certain management employees and directors based upon the value of the Company’s stock and to provide these individuals with an incentive to maximize the success of the Company and further the interest of the shareholders. The 2009 Plan provides for the issuance of Incentive Non Statutory Options. The Administrator of the plan is authorized to determine the exercise price per share at the time the option is granted, but the exercise price shall not be less than the fair market value on the date the option is granted. Stock options granted under the 2009 Plan have a maximum duration of ten years.

The description of the Company’s capital stock does not purport to be complete and is subject to and qualified by its Articles of Incorporation, Bylaws, and amendments thereto, which are filed as exhibits to the registration statement of which this prospectus is a part, and by the provisions of applicable Colorado law.

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Price Range of Our Common Stock

Our common stock began trading on The NASDAQ Stock Market under the trading symbol ‘‘CUI’’ on February 17, 2012. Prior to that, our common stock was traded on the OTC Bulletin Board (OTC: BB). The following table sets forth for the quarters indicated, the high and low sales prices of our common stock on The Nasdaq Stock Market for the periods it has been listed on that exchange and the high and low bid prices as reported by the National Quotation Bureau for the periods from January 1, 2012 through February 17, 2012. The high and low bid prices reflect inter-dealer prices without retail mark-up, markdown or commission and may not represent actual transactions. The prices prior to February 17, 2012 have been adjusted to account for the one for thirty (1:30) reverse split that became effective February 17, 2012.

Quarter	High Bid	Low Bid
2012
First Quarter	$6.90	$4.50
Seconf Quarter	$7.00	$3.81
Third Quarter	$7.48	$5.06
Fourth Quarter	$6.40	$4.34
2013
First Quarter	$6.00	$4.80
Seconf Quarter	$6.15	$4.60
Third Quarter	$6.40	$5.00
Fourth Quarter	$6.45	$5.05
2014
First Quarter	$11.34	$6.26
Seconf Quarter	$10.43	$6.43

On December 31, 2013, the last reported sale price of our common stock on The NASDAQ Stock Market was $6.32 per share. As of December 31, 2013, we had in excess of 3,000 beneficial holders of our common stock and in excess of 2,300 shareholders of record. The actual number of shareholders is greater than this number of record holders and includes shareholders who are beneficial owners, but whose shares are held in street name by brokers and other nominees.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(A) Beneficial Ownership Reporting Compliance

The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon a review of the copies of Section 16(a) reports that we have received from such persons or entities for transactions in our common stock and their common stock holdings for fiscal 2013 and the first two quarters of 2014, other than as heretofore noted and noted below, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors and executive officers. Two directors appointed April 2, 2014 filed their Form 3 August 4, 2014.

We have made all officers and directors aware of their reporting obligations and have appointed an employee to oversee Section 16 compliance for future filings.

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Transactions with Related Persons, Promoters and

Certain Control Persons

Except as set forth herein, none of the Company’s directors or officers nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to its outstanding shares, nor any relative or spouse of any of the foregoing persons, since the beginning of fiscal year 2013, has any material interest, direct or indirect, in any transaction or in any presently proposed transaction where the amount involved exceeds $120,000 which has or will materially affect the Company.

IED and Other Affiliates Related Matters

Effective May 16, 2008 the Company formed a wholly owned subsidiary into which CUI, Inc., an Oregon corporation, merged all of its assets.  The funding for this acquisition was provided by a bank note, a seller’s note and a convertible seller’s note.  Matthew McKenzie, COO and Daniel Ford, CFO each were partial owners in CUI, Inc. prior to the acquisition and they each, along with James McKenzie are shareholders in International Electronic Devices, Inc. (IED).  The convertible seller’s note was satisfied in 2010.

•	The acquisition of CUI utilized a $14,000,000 seller’s promissory note issued to International Electronic Devices, Inc. (IED), the former CUI shareholders, payable monthly over three years at $30,000 per month including 1.7% annual simple interest with a balloon payment at the thirty sixth monthly payment, no prepayment penalty, annual success fee of 2.3% payable within three years, right of first refusal to the note payees relating to any private capital raising transactions of CUI Global during the term of the note. Effective September 1, 2010, the Company and the holder of the $14,000,000 promissory note agreed to reduce the note principal by $1,588,063 and accrued interest by $724,729 and to restructure the interest rate and payment terms. The forgiveness of debt and accrued interest of $2,312,792 was recognized as a contribution of additional paid in capital. With this amendment, the Company agreed to pay $1,200,000 of the principal balance during the fourth quarter of 2010 and an additional $487,208 of the principal balance during the first quarter of 2011. The new terms set the interest rate at 6% per annum with monthly interest payments and a May 15, 2018 balloon payment.

•	During 2013 and 2012, $2,322,863 and $3,468,221, respectively, in principal and interest payments were made in relation to the promissory notes issued to IED. The 2013 payment utilized $2,000,000 from the 2013 public offering proceeds that was applied towards the promissory note balance in accordance with a settlement agreement. The 2012 payment utilized $3,000,000 from the equity sale proceeds for the repayment of principal.

Purchase of Office and Warehouse

CUI and CUI Global occupy 61,380 square feet of offices and warehouse premises in Tualatin, Oregon under a ten year non-cancelable lease agreement beginning September 1, 2006 with Barakel, LLC (a related party).  Barakel, LLC is controlled by James McKenzie, majority owner of CUI, Inc. prior to acquisition and Matt McKenzie, COO and Director of the Company.

On September 27, 2013, our wholly owned subsidiary, CUI Properties, LLC, closed on the purchase of our Tualatin, Oregon corporate office real estate located at 20050 SW 112th Avenue in the Tualatin Franklin Business Park.  The purchase price for this acquisition was $5,050,000.  The purchase was funded, in part, by a promissory note payable to Wells Fargo Bank in the amount of $3,693,750 plus interest at the rate of 2.0% above LIBOR, payable over ten years. It was secured by a deed of trust on the purchased property which was executed by CUI Properties, LLC and guaranteed by CUI Global, Inc.  In conjunction with the purchase, the parties to this transaction entered into a Swap Transaction Confirmation agreement effective October 1, 2013 incorporating the terms and definitions of the International Swaps and Derivatives Association, Inc. (ISDA) that effectively maximizes the annual interest rate at 6.27%.  Copies of the Swap Transaction Confirmation agreement and other pertinent closing documents are attached to our Form 8-K filed with the Securities and Exchange Commission on October 3, 2013.

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Matters Relating to the Bank Note

The $6,000,000 bank note utilized in the acquisition of CUI Inc. as noted above was secured by personal guarantees in the form of Letters of Credit in favor of the Commerce Bank of Oregon.  In consideration for posting the Letters of Credit, the Company issued to each individual who supplied a Letter of Credit, warrants to purchase, within 3 years at a per share price of $0.30, one CUI Global common share for every thirty dollars ($30) of the Letter of Credit.  The warrants became fully vested at the second anniversary date.  A former officer of the Company, Clifford Melby, received a 10,000 share warrant which was exercised August 17, 2010; a former director, John Rouse, received a 10,000 share warrant which was exercised December 16, 2010; a director, Colton Melby (through an entity in which Colton Melby controls the investment decisions), received a 13,333 share warrant which was exercised August 18, 2010; a director, Thomas A. Price, received a 23,333 share warrant which was exercised April 19, 2011; an owner of 10% of the voting rights attached to outstanding shares, Kjell H. Qvale Survivors Trust, received a 133,333 share warrant  which was exercised May 13, 2011; and a 10,000 share warrant was issued to an individual investor, which was exercised May 4, 2011.

In August 2010, the Company received $2,000,000 in equity investment for which the Company issued 631,314 shares of common stock at $3.168 per share.  The $2,000,000 received was used to pay down the $6,000,000 bank loan with Commerce Bank, bringing the net loan balance to $4,000,000.  The 631,314 shares of common stock were issued as follows: 284,091 to an investor, 126,263 to an entity controlled by a director, Colton Melby, 126,263 to a director, Thomas A. Price, and 94,697 to a former officer of the Company.  Also in August 2010, the Company replaced the $4,000,000 cash loan from Commerce Bank of Oregon with a $4,000,000 term note through the Business Credit division of Wells Fargo Capital Finance, Wells Fargo Bank, National Association, with a July 31, 2012 maturity date, paying interest only at an interest rate equal to the daily three month LIBOR plus 4.00% and secured by personal letters of credit from a related party.  In February 2012, the company utilized $4,000,000 from the 2012 equity raises to repay the principal balance in full.  The balance remaining at December 31, 2012 and 2011 on the term note with Wells Fargo was $0 and $4,000,000.

On September 27, 2013, our wholly owned subsidiary, CUI, Inc., closed on a two year revolving Line of Credit (LOC) with Wells Fargo Bank in the principal amount of four million dollars, ($4,000,000).  The interest rate on any outstanding balance is 1.75% above either the daily one month LIBOR or the LIBOR in effect on the first day of the applicable fixed rate term. The LOC is secured through a security agreement on accounts receivable and equipment, as well as other miscellaneous personal property assets.  CUI Global, Inc., the parent company, is a payment guarantor of the LOC.

This revolving LOC effectively satisfies in full and terminates an earlier LOC with Wells Fargo Bank.

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Legal Proceedings

The Company is not involved in any legal proceedings. No director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Expenses of Issuance and Distribution

The following table sets forth an estimate of the various expenses, which will be incurred in connection with the issuance and distribution of this proxy statement:

Printing and Distribution Expenses	$1,000
Legal Fees and Expenses	$5,000
Accounting Fees and Expenses	$1,000
Miscellaneous expenses	$1,000
TOTAL	$8,000

Where You Can Find Additional Information

The Company will provide to each person to whom a proxy statement is delivered:

•	a copy of any or all of the information that has been incorporated by reference in the proxy statement, but not delivered with the proxy statement;
•	we will provide this information upon written or oral request;
•	we will provide this information at no cost to the requester.

Contact us at: CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062; phone us at (503) 612-2300; email us at investors@CUIGlobal.com or view copies online at www.CUIGlobal.com.

You may read and copy all or any portion of the proxy statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois. The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov and our Company website at www.CUIGlobal.com.

Shareholder Proposals for the 2015 Annual Meeting of Stockholders

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to CUI Global’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 Annual Meeting of Stockholders, the Corporate Secretary of CUI Global must receive the written proposal at our principal executive offices no later than June 1, 2015; provided, however, that in the event that we hold our 2015 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2014 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

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CUI Global, Inc.

Attn: Corporate Secretary

20050 SW 112th Avenue

Tualatin, Oregon 97062

Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2015 Annual Meeting because there are other requirements in the proxy rules.

Annual Report

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-K AND OUR MOST RECENT QUARTERLY FORM 10-Q AND THIS PROXY STATEMENT ARE AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET. IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

By Order of the Board of Directors

Matthew M. McKenzie,

Corporate Secretary

Documents Incorporated by Reference

The SEC allows us to incorporate by reference into this proxy statement the information that we file with the SEC in other documents. This means that we may disclose important information to you by referring to other documents that contain that information. The information may include documents filed after the date of this prospectus which update and supersede the information you read in this prospectus. We incorporate by reference the following documents listed below, except to the extent information in those documents is different from the information contained in this proxy statement, and all future documents filed with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act. The Company filed with the Commission:

(a)	Annual Report on Form 10-K/A for the fiscal year ended December 31, 2013 filed with the Commission May 14, 2014.
(b)	A quarterly report on Form 10-Q for the second quarter of 2014 filed with the Commission August 11, 2014.

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Proxy Solicited on Behalf of the

Board of Directors

for the Annual Shareholder Meeting of the

CUI Global, Inc. Stockholders

The undersigned, revoking all previous proxies, appoints Matthew M. McKenzie, Corporate Secretary, attorney and proxy of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of CUI Global, Inc. to be held at 3:30 pm EST on November 24, 2014 at NASDAQ MarketSite, 4 Times Square, Corner of 43rd and Broadway, New York, NY 10036 and for any adjournments thereof and to vote all shares of Voting Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

☒	Please mark your votes with an “X” as in this example.

PROPOSAL I

Election of Directors

The Board of Directors recommends a vote FOR the following Directors:

Nominee: William J. Clough, Seat #1

☐ FOR                ☐ WITHHOLD

Nominee: Thomas A. Price, Seat # 2

☐ FOR                ☐ WITHHOLD

Nominee: Matthew M. McKenzie, Seat #3

☐ FOR                ☐ WITHHOLD

Nominee: Sean P. Rooney, Seat #4

☐ FOR                ☐ WITHHOLD

Nominee: Paul D. White, Seat #5

☐ FOR                ☐ WITHHOLD

Nominee: Corey A. Lambrecht, Seat #6,

☐ FOR                ☐ WITHHOLD

Nominee: Robert J. Evans, Seat #7

☐ FOR                ☐ WITHHOLD

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PROPOSAL II

Ratification of the Appointment of

Perkins & Co. of the BDO Seidman Alliance

as the Company’s

Independent Auditor for the

Year Ending December 31, 2014

The Board of Directors recommends a vote FOR ratification of the appointment of Perkins & Co. of the BDO Seidman Alliance as the Company’s independent auditor for the year ending December 31, 2014.

☐  FOR           ☐  AGAINST           ☐  ABSTAIN

PROPOSAL III

Advisory Approval of the Company’s

Executive Compensation

(Say-on-Pay)

The Board of Directors recommends a vote FOR the advisory approval of the Company’s executive compensation (Say-on-Pay).

☐  FOR           ☐  AGAINST           ☐  ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS TO ELECT THE NOMINEE DIRECTORS, RATIFY THE APPOINTMENT OF Perkins & Co. of the BDO Seidman Alliance AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2014 AND ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION (SAY-ON-PAY).

Date	2014

Signature

Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

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